                                                                    EXHIBIT 99.1

[PULTE HOMES LOGO]


FOR IMMEDIATE RELEASE                                           COMPANY CONTACTS
                                                         Investors: James Zeumer
                                                                  (248) 433-4597
                                                     email: jim.zeumer@pulte.com

                                                          Media: Valerie Dolenga
                                                                  (248) 433-4633
                                                email: valerie.dolenga@pulte.com

               PULTE HOMES ANNOUNCES RECORD FIRST QUARTER RESULTS
             AS EARNINGS FROM CONTINUING OPERATIONS SURGE 75 PERCENT

        Orders and Closings Climb; Backlog Exceeds 11,200 Homes and $2.8
                                Billion in Value

         BLOOMFIELD HILLS, MI, APRIL 23, 2002 - Pulte Homes, Inc. (NYSE: PHM) announced today record financial results for its first quarter ended March 31, 2002. First quarter income from continuing operations was a record $68.6 million, or $1.12 per share, an increase of 75% over prior year first quarter income from continuing operations of $39.1 million, or $0.91 per share. Shares used in calculating first-quarter EPS increased 43% to 61.5 million as a result of the Company's merger with Del Webb effective July 2001.

         The Company's consolidated revenues for the quarter were $1.4 billion, an increase of 64% over prior year revenues of $840.5 million. Higher revenues for the period reflect gains throughout Pulte Homes' business and its expanded operations resulting from the Company's merger with Del Webb.

         "Pulte Homes has gotten off to an excellent start in 2002, setting new records for home sales, deliveries and earnings," said Mark J. O'Brien, President and CEO. "The Company continues to show its ability to profitably grow Pulte's operations through changing economic conditions. First quarter results also demonstrate the successful integration of Del Webb in capturing the business synergies and growth opportunities that supported our original merger strategy."

         Domestic homebuilding revenues for the quarter increased 63% to $1.3 billion. Higher revenues for the period were the result of a 46% increase in closings to 5,502 houses, combined with an 11% increase in the average selling price to $238,000. Increases in unit volumes and average selling price reflect favorable building conditions and the inclusion of Del Webb operations for the quarter.

         First quarter domestic homebuilding gross profit increased 64% to $262.7 million, as compared to prior year gross profit of $160.0 million. Domestic homebuilding margins improved 20 basis points to 20.1%, as the Company benefited from improved pricing and efforts to lower its construction costs.

         Land sales and related pre-tax income in the quarter were $23.6 million and $8.4 million, respectively, as compared to $7.7 million and $1.0 million, respectively, in the prior year. Land sales can fluctuate significantly from quarter-to-quarter, but the results are consistent with the Company's stated strategy of increasing land sales following its recent merger with Del Webb.

         Domestic net new home orders for the quarter were 8,088, up 25% over prior year first quarter orders of 6,455 homes. Pulte's ending backlog was valued at $2.8 billion (11,264 homes), as compared to a value of $1.9 billion (8,164 homes) last year.

         The Company's financial services operations reported first quarter pre-tax income of $12.3 million, up 84% over prior year pre-tax income of $6.7 million. The improvement in first quarter financial results reflects a 30% increase in loan originations resulting from inclusion of Del Webb business, a favorable interest rate environment and a higher capture rate of 75.2% as compared to 70.1% last year.

          "We continue to have a very positive outlook with regard to the ongoing strength in consumer demand for new homes throughout the country. Although the impact of reduced demand in the third and fourth quarters of 2001 have not fully worked their way through the system, we remain optimistic about Pulte's market opportunities. As such, the Company continues to target full-year earnings of between $6.75 and $7.00, which represents earnings growth of roughly 12% to 16% over 2001," said O'Brien.

          A conference call discussing Pulte's first quarter results will be held today at 9:00 a.m. Eastern Time, and web cast live via Pulte.com. Interested investors can access the call via the Company's home page at www.pulte.com.

--------------------------------------------------------------------------------
AS A CAUTIONARY NOTE TO INVESTORS, EXCEPT FOR HISTORICAL INFORMATION CONTAINED HEREIN, CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE ARE "FORWARD LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH MATTERS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO, CHANGES IN ECONOMIC CONDITIONS AND INTEREST RATES, INCREASES IN RAW MATERIAL AND LABOR COSTS, ISSUES AND TIMING SURROUNDING LAND ENTITLEMENT AND DEVELOPMENT, WEATHER CONDITIONS, AND GENERAL COMPETITIVE FACTORS, THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY.
--------------------------------------------------------------------------------

ABOUT PULTE HOMES

         Pulte Homes, Inc., (www.pulte.com) based in Bloomfield Hills, Michigan, has operations in 43 markets across the United States, Argentina, Puerto Rico and Mexico, where it is the fifth-largest builder. Through its Del Webb (www.delwebb.com) operations, the Company is also the nation's leading builder of active adult communities for people age 55 and older. Over its history, the Company has constructed more than 300,000 homes and has been named Builder of the Year for 2002 by Professional Builder magazine. Pulte Mortgage Corporation is a nationwide lender committed to meeting the financing needs of Pulte Homes' customers by offering a wide variety of loan products and superior customer service.

/Web site:  http://www.pulte.com

                                                             Pulte Homes, Inc.
                                                     Condensed Consolidated Results
                                                             Of Operations

                                                           Three Months Ended
                                                                March 31,
                                                    -------------------------------

                                                        2002                 2001
                                                    -----------           ---------
                                                (000's omitted, except per share data)
                                                             (Unaudited)
CONSOLIDATED RESULTS:

Revenues:
 Homebuilding                                       $ 1,355,605           $ 825,047
 Financial Services                                      23,024              14,711
 Corporate                                                  112                 717
                                                    -----------           ---------
Total Revenues                                      $ 1,378,741           $ 840,475
                                                    ===========           =========

Pre-tax income (loss):
 Homebuilding                                       $   115,334           $  66,478
 Financial Services                                      12,254               6,672
 Corporate                                              (15,054)             (9,542)
                                                    -----------           ---------

Income from continuing
operations before income taxes                          112,534              63,608

Income taxes                                            (43,894)            (24,489)
                                                    -----------           ---------

Income from continuing operations                        68,640              39,119

Income (loss) from discontinued operations                 (528)                252
                                                    -----------           ---------

Net income                                          $    68,112           $  39,371
                                                    ===========           =========

EARNINGS PER SHARE -
  ASSUMING DILUTION:

Income from continuing operations                   $      1.12           $     .91
Income (loss) from discontinued operations                 (.01)                .01
                                                    -----------           ---------

Net income                                          $      1.11           $     .92
                                                    ===========           =========

Shares used in per share calculations                    61,472              42,999
                                                    ===========           =========



Certain 2001 classifications have been changed to conform with the 2002 presentation.

                                                                Pulte Homes, Inc.
                                                      Condensed Consolidated Balance Sheets
                                                                ($000's omitted)
                                                                   (Unaudited)

                                               March 31, 2002  December 31, 2001   March 31, 2001
                                               --------------  -----------------   --------------
ASSETS
Cash and equivalents                              $   59,772      $   72,144         $  199,343
Unfunded settlements                                  28,374          69,631             46,200
House and land inventories                         3,972,287       3,833,763          2,063,600
Residential mortgage loans                           279,062         431,735            220,108
  available-for-sale
Goodwill                                             307,693         307,693             28,758
Intangible assets                                    157,567         159,604                  -
Other assets                                         803,273         815,994            484,902
                                                  ----------      ----------         ----------
                                                  $5,608,028      $5,690,564         $3,042,911
                                                  ==========      ==========         ==========
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Liabilities:
  Accounts payable and accrued liabilities        $1,099,293      $1,155,702         $  671,493
    Unsecured short-term
       borrowings                                    125,000         110,000                  -
    Collateralized short-term debt, recourse
       solely to financial services subsidiary
       assets                                        261,256         413,675            209,830
    Income taxes                                      23,424          11,658                775
    Subordinated debentures and senior notes       1,722,605       1,722,864            865,202
                                                  ----------      ----------         ----------

       Total Liabilities                           3,231,578       3,413,899          1,747,300

Shareholders' Equity                               2,376,450       2,276,665          1,295,611
                                                  ----------      ----------         ----------
                                                   5,608,028      $5,690,564         $3,042,911
                                                  ==========      ==========         ==========



Certain 2001 classifications have been changed to conform with the 2002 presentation.

                                                       Pulte Homes, Inc.
                                                        Segment Data
                                                     Three Months Ended
                                                          March 31,
                                               -------------------------------
                                                  2002                 2001
                                               -----------           ---------
                                                      ($000's omitted)
HOMEBUILDING:
  Pre-tax income (loss):
    Domestic                                   $   115,851           $  65,345
    International                                     (517)              1,133
                                               -----------           ---------
       Total Homebuilding                      $   115,334           $  66,478
                                               ===========           =========

Domestic Homebuilding:
    Home sales (settlements)                   $ 1,309,588           $ 805,796
    Land sales                                      23,648               7,727
                                               -----------           ---------
      Domestic Homebuilding Revenue              1,333,236             813,523

    Home cost of sales                          (1,046,925)           (645,770)
    Land cost of sales                             (15,232)             (6,721)
    Selling, general
       & administrative
       expense                                    (142,795)            (86,202)
    Other expense                                   (3,910)             (3,545)
                                               -----------           ---------

    EBIT                                           124,374              71,285
    Interest                                        (8,523)             (5,940)
                                               -----------           ---------

    Pre-tax income                             $   115,851           $  65,345
                                               ===========           =========

International Homebuilding:
  Home sales (settlements)                          22,369           $  11,524
  Cost of sales                                    (17,829)            (10,233)
    Selling, general
      & administrative
       expense                                      (7,003)             (2,600)
    Other income (expense), net                       (776)                442
    Minority Interest                                  380                   -
    Equity in income of joint venture
    operations                                       2,342               2,000
                                               -----------           ---------
    Pre-tax income (loss)                      $      (517)          $   1,133
                                               ===========           =========
FINANCIAL SERVICES:
  Pre-tax income                               $    12,254           $   6,672
                                               ===========           =========

MORTGAGE
  ORIGINATIONS:
  Origination volume                                 4,226               3,258
                                               ===========           =========

    Origination
      principal                                $   671,800           $ 489,100
                                               ===========           =========

CORPORATE:
  Pre-tax loss:
    Net interest expense                       $    (9,442)          $  (5,649)
    Other Corporate
       expense, net                                 (5,612)             (3,893)
                                               -----------           ---------
          Total Corporate                      $   (15,054)          $  (9,542)
                                               ===========           =========

Certain 2001 classifications have been changed to conform with the 2002 presentation.


                                                               Pulte Homes
                                                         Business Operating Data
                                                       Three Months Ended March 31,
                                                        ---------          -------
                                                           2002              2001
                                                        ---------          -------
                                                              (000's omitted)
HOMEBUILDING UNIT SETTLEMENTS -- PULTE AND AFFILIATES:
  Domestic                                                  5,502            3,768
  International                                             1,642            1,774
                                                        ---------          -------

  Total Pulte and Pulte-affiliate settlement units          7,144            5,542
                                                        =========          =======


HOMEBUILDING REVENUES -- PULTE AND AFFILIATES:
  Domestic                                              1,309,588          805,796
  International                                            46,822           49,932
                                                        ---------          -------

  Total Pulte and Pulte-affiliate revenues              1,356,410          855,728
                                                        =========          =======

Domestic Homebuilding:
  Unit settlements:
    Northeast                                                 416              393
    Southeast                                               1,676            1,609
    Midwest                                                   702              448
    Central                                                   718              632
    West                                                    1,990              686
                                                        ---------          -------
                                                            5,502            3,768
                                                        =========          =======

  Unit net new orders:
    Northeast                                                 794              532
    Southeast                                               2,230            2,533
    Midwest                                                 1,300            1,103
    Central                                                 1,284            1,354
    West                                                    2,480              933
                                                        ---------          -------
                                                            8,088            6,455
                                                        =========          =======

  Unit backlog:
    Northeast                                               1,209              949
    Southeast                                               3,113            3,065
    Midwest                                                 1,973            1,562
    Central                                                 1,469            1,536
    West                                                    3,500            1,052
                                                        ---------          -------
                                                           11,264            8,164
                                                        =========          =======

International Homebuilding:
  Unit settlements:
    Pulte                                                     721               89
    Pulte-affiliated entities                                 921            1,685
                                                        ---------          -------
                                                            1,642            1,774
                                                        =========          =======
